UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

SILICON STORAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

California	000-26944	77-0225590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1171 Sonora Court Sunnyvale, California		94086
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 735-9110

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 21, 2008, Silicon Storage Technology, Inc. entered into a settlement agreement, or the Settlement Agreement, with entities and persons affiliated with Riley Investment Management LLC, collectively, the Riley Group.  On April 11, 2008, Riley Investment Partners Master Fund L.P. delivered to Silicon Storage Technology a “Notice of Intention to Nominate Persons for Election as Directors”, or the Nomination Letter, and on April 10, 2008, the Riley Group filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission announcing its intent to solicit proxies for the election of its own opposition slate of nominees for election to the Board of Directors at the 2008 annual meeting of shareholders to be held on June 9, 2008.  The 2008 annual meeting has been subsequently rescheduled to June 27, 2008.

Pursuant to the Settlement Agreement, Silicon Storage Technology has agreed to nominate Bryant R. Riley, Managing Member of Riley Investment Management LLC, in management’s slate of nominees for election to the Board of Directors at the 2008 annual meeting of shareholders, and to use its reasonable best efforts to cause the election of Mr. Riley at such meeting.  The Riley Group has agreed to withdraw the Nomination Letter thereby terminating the opposition proxy solicitation and to vote in favor of management’s slate of nominees for election to the Board of Directors at the 2008 annual meeting of shareholders and all future annual meetings; provided, that such slates include Mr. Riley or his nominee.  The Riley Group has also agreed to abide by certain standstill provisions until at least June 30, 2009.

Upon election by the shareholders,  Mr. Riley will join the Nominating and Corporate Governance and Compensation Committees of the Board of Directors.  In addition, the Nominating and Corporate Governance Committee will use its reasonable best efforts to find, and the Board of Directors will use its reasonable best efforts to appoint, one additional member to the Board of Directors as promptly as practicable following the 2008 annual meeting of shareholders.

The foregoing description of the Settlement Agreement is qualified in its entirely by the Settlement Agreement which is attached hereto as Exhibit 10.16.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.16	Settlement Agreement, dated May 21, 2008, between and among Silicon Storage Technology, Inc. and the Riley Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated  May 23, 2008

SILICON STORAGE TECHNOLOGY, INC.

By:	/S/ BING YEH
Bing Yeh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.16	Settlement Agreement, dated May 21, 2008, between and among Silicon Storage Technology, Inc. and the Riley Group.